UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2006

Commission file number 0-27074

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, CA	95124
(Address of principal executive offices)	(Zip code)

(408) 979-6100

Registrant’s telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Secure Computing Corporation on September 7, 2006 in connection with the acquisition described in Item 2.01 below that was completed on August 31, 2006. This Amendment No. 1 is being filed to include the financial information required by Item 9.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, Secure Computing Corporation (“Secure”) announced on August 31, 2006 that it completed the purchase of substantially all of the assets of CipherTrust, Inc. (“CipherTrust”) and assumed certain trade payables and accrued expenses associated with the assets acquired.

On August 31, 2006, Secure completed its acquisition of CipherTrust, Inc., a Georgia corporation (“CipherTrust”). Pursuant to the Agreement and Plan of Merger dated as of July 11, 2006, as amended (the “Merger Agreement”) with Peach Acquisition Corp., a Georgia corporation and a wholly-owned subsidiary of Secure (“Merger Sub”), CipherTrust and CT Shareholders’ Representative LLC, a Georgia limited liability company (the “Shareholders’ Representative”), Secure acquired CipherTrust in exchange for total Merger consideration of $188.1 million in cash and 10,000,000 shares of Secure common stock, plus a potential earn out payment of up to $10 million (the “Earn Out Payment”) payable in cash and in the form of a promissory note. $90 million of the cash portion of the Merger consideration was financed pursuant to a senior secure debt facility from a syndicate of banks led by Citigroup and UBS Investment Bank discussed below. Ten percent of the total Merger consideration, not including the Earn Out Payment, will be held in escrow for fifteen months in order to secure the indemnification obligations of CipherTrust.

At the closing, holders of 15,000 shares or less of CipherTrust common stock were entitled to receive cash in the amount of $6.1609 for each share of CipherTrust common stock held as of the closing, and holders of 15,001 shares or more of CipherTrust common stock were entitled to receive cash in the amount of $4.601369 and 0.249120 shares of Secure common stock for each share of CipherTrust common stock held as of the closing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following audited consolidated financial statements of CipherTrust are filed with this Report as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets as of December 31, 2005 and 2004

•	Consolidated Statements of Operations and Statements of Shareholders’ Equity (Deficit) and Comprehensive Income (Loss) for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003

•	Notes to Consolidated Financial Statements

(b)	The following unaudited condensed consolidated financial statements of CipherTrust are filed with this Report as Exhibit 99.2:

•	Condensed Consolidated Balance Sheet as of June 30, 2006

•	Condensed Consolidated Statements of Operations for the six months ended June 30, 2006 and 2005

•	Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005

•	Notes to Unaudited Condensed Consolidated Financial Statements

(c)	Pro forma financial information.

The following unaudited pro forma combined financial statements of Secure and CipherTrust are filed with this Report as Exhibit 99.3:

•	Introduction to Pro Forma Combined Financial Information

•	Pro Forma Combined Balance Sheet as of June 30, 2006

•	Pro Forma Combined Statement of Operations for the six months ended June 30, 2006

•	Pro Forma Combined Statement of Operations for the fiscal year ended December 31, 2005

•	Notes to Pro Forma Combined Financial Statements

(c)	Exhibits.

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of CipherTrust, Inc. & Subsidiaries, Years Ended December 31, 2005 and 2004

99.2	Unaudited Condensed Consolidated Financial Statements of CipherTrust, Inc. & Subsidiaries, Six Months Ended June 30, 2006 and 2005

99.3	Secure Computing Corporation Unaudited Pro Forma Combined Financial Statements as of June 30, 2006 and for the six months ended June 30, 2006 and year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: November 14, 2006	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf,
Senior Vice President of Operations and Chief Financial Officer (Duly authorized officer and Principal Financial Officer)